                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)                                          NOVEMBER 19, 2004
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                                          W. R. GRACE & CO.
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                        (Exact Name of Registrant as Specified in Its Charter)

                                            DELAWARE
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                       (State or Other Jurisdiction of Incorporation)

                          1-13953                                                                 65-0773649
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                 (Commission File Number)                                            (IRS Employer Identification No.)

                     7500 GRACE DRIVE
                    COLUMBIA, MARYLAND                                                           21044
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         (Address of Principal Executive Offices)                                             (Zip Code)

                                                (410) 531-4000
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                             (Registrant's Telephone Number, Including Area Code)

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                          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 5.02.     Departure of Principal Officer; Appointment of Principal Officer.
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               On November 19, 2004, Paul J. Norris, Chairman and Chief
Executive Officer of W. R. Grace & Co., advised the Grace Board of Directors that he will retire as Chief Executive Officer effective May 31, 2005. Mr. Norris will remain on the Board as non-executive Chairman, focusing on Grace's Chapter
11 reorganization.

               Alfred E. Festa, 45, currently President and Chief Operating
Officer, will succeed Mr. Norris as Chief Executive Officer on June 1, 2005. Mr.
Festa joined Grace in November 2003. Previously, he was a partner with
Morgenthaler Private Equity Partners, a venture capital and buyout firm. Prior to joining Morgenthaler, he served as president and chief executive officer of
ICG Commerce, a provider of on-line procurement services, and as vice president and general manager of the performance fibers business of AlliedSignal
Incorporated.

               A copy of the press release announcing these events is
attached hereto as Exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                    W. R. GRACE & CO.
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                                                        (Registrant)

                                              By    /s/ Mark A. Shelnitz
                                                 -------------------------------
                                                       Mark A. Shelnitz
                                                           Secretary

Dated:  November 22, 2004

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

                                  Exhibit Index

Exhibit No.               Description

99.1                      Press release issued by W. R. Grace & Co. announcing
                          retirement of Paul J. Norris as Chief Executive
                          Officer